                                                                   EXHIBIT 10.10


                              WAIVER AND AMENDMENT

        THIS WAIVER AND AMENDMENT, dated as of March 5, 2001 (this "Agreement"), is entered into between CORRECTIONS CORPORATION OF AMERICA, a Maryland corporation ("Company"), and PMI MEZZANINE FUND, L.P., a Delaware limited partnership ("PMI"), in light of the following:

        WHEREAS, Company and PMI are parties to that certain Note Purchase Agreement, dated as of December 31, 1998, as amended by that certain Waiver and Amendment, dated as of June 30, 2000, and as further amended, supplemented, or otherwise modified from time to time (the "Note Agreement") pursuant to which Company issued to PMI its $30,000,000 8.0% convertible, extendable, subordinated note due February 28, 2005 (the "Note");

        WHEREAS, Company has informed PMI that Company has violated certain of the covenants contained in the Note Agreement, as more particularly described in
Section 2 below;

        WHEREAS, Company has requested that PMI waive Company's breach of such covenants and agree to certain amendments to the Note Agreement and the Note, as more particularly described below;

        WHEREAS, subject to the terms and conditions set forth below, PMI is willing to agree to certain waivers and amendments, as more particularly described below.

        NOW THEREFORE, in consideration of the above premises and the mutual covenants, conditions, and provisions hereinafter set forth, the parties hereto agree as follows:

1. DEFINITIONS; CONSTRUCTION.

           (a) Any and all initially capitalized terms used herein shall have the meanings ascribed thereto in the Note Agreement or the Note, as applicable, unless specifically defined herein. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms "include" and "including" are not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or".

           (b) As used herein, the following terms shall have the following definition:

        "Designated Event of Default" has the meaning ascribed thereto in
Section 2 below.

        "Senior Credit Defaults" means Company's failure to comply with certain terms of the Senior Credit Agreement as a result of the Designated Event of Default.

        "Senior Notes Indenture" means Company's Indenture, dated as of June 10, 1999, between Company and State Street Bank and Trust Company, as amended by that certain First Supplemental Indenture, dated as of June 11, 1999, between Company and State Street Bank and Trust Company.

        "Senior Credit Agreement" means that certain Amended and Restated Credit Agreement, dated as of August 4, 1999, by and among Company, the Subsidiary Guarantors (as defined therein), the Lenders (as defined therein), Lehman Commercial Paper Inc., as administrative agent, Societe Generale, as documentation agent, The Bank of Nova Scotia, as syndication agent, and Southtrust Bank, as co-agent, as amended by (i) that certain Waiver and Amendment, dated as of June 9, 2000, (ii) that certain Consent and Amendment, dated as of November 17, 2000, and (iii) that certain Consent and Amendment, dated as of January 10, 2001.

        "Senior Credit Documents" means the Senior Credit Agreement, the Senior Notes Indenture, and any other agreement entered into now or in the future by and among Company, the Subsidiary Guarantors (as defined in the Senior Credit Agreement), the Lenders (as defined in the Senior Credit Agreement), Lehman Commercial Paper Inc., as administrative agent, Societe Generale, as documentation agent, The Bank of Nova Scotia, as syndication agent, and Southtrust Bank, as co-agent, in connection with the Senior Credit Agreement.

2. DESIGNATED EVENT OF DEFAULT.

        Company hereby acknowledges that the following material event of default (the "Designated Event of Default") has occurred and is continuing: in violation of Section 6.15(b)(i) of the Note Agreement, Company failed to maintain a ratio of Total Indebtedness to LTM Post Merger EBITDA of at least 7.50:1:00 as of December 31, 2000.

3. REPRESENTATIONS AND WARRANTIES.

        Company hereby represents and warrants to PMI that:

           (a) Authority. Company has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, under the Note Agreement (as modified hereby), and under the Note (as modified hereby). The execution, delivery and performance by Company of this Agreement, the Note Agreement (as modified hereby), the Note (as modified hereby), and the transactions contemplated hereby and thereby have been duly approved by all necessary corporate action of Company and no other corporate proceedings on the part of Company are necessary to consummate such transactions (except as expressly contemplated hereby and thereby).

           (b) Enforceability. This Agreement has been duly executed and delivered by Company. Each of this Agreement and, after giving effect to this Agreement, the Note Agreement, the Note, and the other Transaction Documents is the legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms, and is in full force and effect.

           (c) No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor performance of and compliance with the terms and provisions hereof by Company will, at the time of such performance, (i) violate or conflict with any provision of its charter or bylaws, (ii) violate, contravene or materially conflict with any requirement of law or any other law, regulation, order, writ, judgment, injunction, decree or permit applicable to it, except for any violation, contravention or conflict which could not reasonably be expected to have a material adverse effect, or (iii) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound (including, without limitation, the Senior Credit Agreement or the Senior Notes Indenture), except for any violation, contravention or conflict which could not reasonably be expected to have a material adverse effect.

           (d) No Default. (i) After giving effect to the waivers set forth in
Section 4 hereof, no Unmatured Event of Default or Event of Default shall have occurred and be continuing under the Note Agreement, the Note, or any other Transaction Document, and (ii) other than the Senior Credit Defaults, no default or event of default exists under the Senior Credit Documents.

        The foregoing representations and warranties shall be deemed made as of the date of the execution and delivery hereof and as of the date of the effectiveness of this Agreement.

4. WAIVERS.

        Subject to the satisfaction of the conditions contained herein, and in reliance on the representations and warranties of Company contained herein, PMI hereby waives the Designated Event of Default, which waiver shall be effective when each of the conditions contained herein have been satisfied.

5. AMENDMENTS TO NOTE AGREEMENT.

        Subject to the satisfaction of the conditions contained herein, Company and PMI hereby amend the Note Agreement as follows:

           (a) Section 6.15 of the Note Agreement hereby is amended by deleting
Section 6.15(b)(i) in its entirety and inserting the following new Section 6.15(b)(i) in lieu thereof:

               (i) Maximum Total Leverage. At all times the ratio of Total Indebtedness to Post Merger EBITDA of the Consolidated Parties for the immediately preceding four full fiscal quarters ("LTM Post Merger EBITDA") shall be equal to or less than the ratio set forth below for such fiscal quarter.

           --------------------------------------------------------------------
           Fiscal Quarter                                            Ratio
           --------------------------------------------------------------------
           Q1 - 2001                                               8.58:1.00
           --------------------------------------------------------------------
           Q2 - 2001                                               7.81:1.00
           --------------------------------------------------------------------
           Q3 - 2001                                               6.71:1.00
           --------------------------------------------------------------------
           Q4 - 2001 and for each fiscal quarter thereafter        6.60:1.00
           --------------------------------------------------------------------

           (b) Section 6.15 of the Note Agreement hereby is further amended by deleting Section 6.15(b)(ii) in its entirety and inserting the following new
Section 6.15(b)(ii) in lieu thereof:

               (ii) Post Merger Interest Coverage Ratio. The Post Merger Interest Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be equal to or greater than the ratio set forth below for such fiscal quarter. For purposes of determining compliance with this Section 6.15(b)(ii), (A) during the first quarter of 2001, all necessary calculations for the immediately preceding twelve month period shall be determined by multiplying (i) the sum of the applicable component of the Post Merger Interest Coverage Ratio for the fourth quarter of 2000 plus such component for the first quarter of 2001 by (ii) two, and (B) during the second quarter of 2001, all necessary calculations for the immediately preceding twelve month period shall be determined by multiplying (i) the sum of the applicable component of the Post Merger Interest Coverage Ratio for the fourth quarter of 2000 plus such component for the first quarter of 2001 plus such component for the second quarter of 2001 by (ii) four-thirds.

           ------------------------------------------------------------------
           Fiscal Quarter                                        Ratio
           ------------------------------------------------------------------
           Q1 - 2001                                           1.17:1.00
           ------------------------------------------------------------------
           Q2 - 2001                                           1.17:1.00
           ------------------------------------------------------------------
           Q3 - 2001                                           1.22:1.00
           ------------------------------------------------------------------
           Q4 - 2001 and for each fiscal quarter thereafter    1.22:1.00
           ------------------------------------------------------------------

           (c) Section 6.15 of the Note Agreement hereby is further amended by deleting Section 6.15(b)(iii) in its entirety and inserting the following new
Section 6.15(b)(iii) in lieu thereof:

               (iii) Fixed Charge Coverage. The Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be equal to or greater than the ratio set forth below for such fiscal quarter. For purposes of determining compliance with this Section 6.15(b)(iii), (A) during the first quarter of 2001, all necessary calculations for the immediately preceding twelve month period shall be determined by multiplying (i) the sum of the applicable component of the Fixed Charge Coverage Ratio for the fourth quarter of 2000 plus such component for the first quarter of 2001 by (ii) two, and (B) during the second quarter of 2001, all necessary calculations for the immediately preceding twelve month period shall be determined by multiplying (i) the sum of the applicable component of the Fixed Charge Coverage Ratio for the fourth quarter of 2000 plus such component for the first quarter of 2001 plus such component for the second quarter of 2001 by (ii) four-thirds.

           ------------------------------------------------------------------
           Fiscal Quarter                                            Ratio
           ------------------------------------------------------------------
           Q1 - 2001                                               1.00:1.00
           ------------------------------------------------------------------
           Q2 - 2001                                               1.00:1.00
           ------------------------------------------------------------------
           Q3 - 2001                                               1.00:1.00
           ------------------------------------------------------------------
           Q4 - 2001 and for each fiscal quarter thereafter        1.00:1.00
           ------------------------------------------------------------------


6. AMENDMENTS TO NOTE.

        Subject to the satisfaction of the conditions contained herein, Company and PMI hereby amend the Note as follows:

           (a) The following definition set forth in Section 2 of the Note hereby is amended and restated in its entirety to read as follows:

        "Conversion Price" means a price per share of Common Stock equal to $1.0677.

         "Conversion Ratio" means, subject to the provisions for adjustment set forth herein, 93.659 Conversion Shares to be delivered upon conversion of One Hundred Dollars ($100) of principal amount of this Note. The Corporation acknowledges and agrees that, assuming no other adjustments, if the Corporation were to issue an aggregate of 46,900,000 shares of its Common Stock in connection with the Federal Class Action Settlements and the State Class Action Settlements on February 28, 2001, the Conversion Ratio would be adjusted so that the Holder shall be entitled to receive 112.32 Conversion Shares to be delivered upon conversion of One Hundred Dollars ($100) of principal amount of this Note.

           (b) Section 2 of the Note hereby is amended by adding the following new definitions thereto:

         "Federal Class Action Settlements" shall mean the settlement of each of the following lawsuits, which are pending in the United States District Court for the Middle District of Tennessee, Nashville Division: (i) In re Prison Realty Securities Litigation, Civil Action No. 3:99-0458,
         (ii) In re Old CCA Securities Litigation, Civil Action No. 3:99-0452, and (iii) John Neiger, on behalf of himself and all others similarly situated v. Doctor Crants, Robert Crants, and Prison Realty Trust, Inc., Civil Action No. 3:99-1205, the terms of which settlements are set forth in those certain documents entitled "Notice of Pendency of Class Actions, Proposed Settlement Thereof, Settlement Hearing and Right to Share in Settlement Fund," dated October 16, 2000, and "Supplemental Notice of Pendency of Class Actions, Proposed Settlement Thereof, Settlement Hearing and Right to Share in Settlement Fund," dated January 8, 2001.

        "State Class Action Settlements" shall mean the settlement of each of the following lawsuits, which are pending in the Court of Chancery for the State of Tennessee, Twentieth Judicial District, Davidson County:
        (i) Dasburg, S.A., on behalf of itself and all others similarly situated
        v. Corrections Corporation of America, Doctor R. Crants, Thomas W. Beasley, Charles A. Blanchette, and David L. Myers, Civil Action No. 98-2391-III, the terms of which settlement are set forth in those certain documents entitled "Notice of Pendency of Class Action, Proposed Settlement Thereof, Settlement Hearing and Right to Share in Settlement Fund," dated October 13, 2000 and "Supplemental Notice of Pendency of Class Action, Proposed Settlement Thereof, Settlement Hearing and Right to Share in Settlement Fund," dated January 10, 2001, (ii) Wanstrath v. Crants, et al., Civil Action No. 99-1719-III, the terms of which settlement are set forth in those certain documents entitled Stipulation of Settlement, dated October 5, 2000, and Amendment to the Stipulation of Settlement, dated January 6, 2001, and (iii) Bernstein v. Prison Realty Trust, Inc., Civil Action No. 99-3794-II, the terms of which settlement are set forth in those certain documents entitled Stipulation of Settlement, dated October 5, 2000, and Amendment to the Stipulation of Settlement, dated January 6, 2001.

7. CONDITIONS PRECEDENT.

        The effectiveness of the waivers and amendments contained in this Agreement (but not the effectiveness of this Agreement, which will be effective upon the satisfaction of the terms contained in Section 8.2(b)) is subject to the fulfillment, to the satisfaction of PMI and its counsel, of each of the following conditions:

           (a) PMI shall have received a counterpart of this Agreement duly executed and delivered by Company, and the same shall be in full force and effect;

           (b) PMI and Company shall have entered into an amendment to the Registration Rights Agreement in the form attached hereto as Exhibit A (herein, the "Amendment to Registration Rights Agreement"). In this regard, from and after the date of the effectiveness of the waivers and amendments contained in this Agreement, PMI and Company agree that all references in the Note Agreement to the Registration Rights Agreement automatically shall be deemed to be references to the Registration Rights Agreement, as amended by the Amendment to Registration Rights Agreement, and that the Registration Rights Agreement, as so amended, shall evidence, for all purposes, the agreements between PMI and Company relating to the registration of shares of Registrable Stock, as defined in the Registration Rights Agreement, as amended by the Amendment to Registration Rights Agreement;

           (c) after giving effect hereto, no Unmatured Event of Default or Event of Default shall have occurred and be continuing;

           (d) PMI shall have received payment of all of its costs and expenses (including attorneys fees and costs) incurred in connection with the Designated Event of Default and the preparation, negotiation, execution, and delivery of this Agreement and the Amendment to Registration Rights Agreement; and

           (e) each of the representations and warranties contained herein shall be true and correct in all respects on and as of the effectiveness hereof, as though made on and as of such date.

8. MISCELLANEOUS.

        8.1 CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

            (a) THE VALIDITY OF THIS WAIVER, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER

OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS WAIVER SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK, STATE OF NEW YORK. COMPANY AND PMI WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

            (c) COMPANY AND PMI HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS WAIVER OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COMPANY AND PMI REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS WAIVER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

    8.2 COUNTERPARTS; TELEFACSIMILE EXECUTION; EFFECTIVENESS.

        (a) This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original. All of such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement.

        (b) This Agreement shall be effective as of the date first written above when one or more counterparts hereof shall have been executed by Company and PMI and shall have been delivered to PMI.

    8.3 LIMITED WAIVER.

        The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Note Agreement, and except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power or remedy of PMI, nor as a consent to any further or other matter, under the Note Agreement or the Note.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                                    CORRECTIONS CORPORATION OF AMERICA,
                                    a Maryland corporation



                                    By: /s/ Irving E. Lingo
                                        ----------------------------------------
                                    Its Chief Financial Officer
                                        ----------------------------------------

                                    PMI MEZZANINE FUND, L.P.,
                                    a Delaware limited partnership



                                    By: Pacific Mezzanine Investors, LLC, a
                                        Delaware limited liability company,
                                        its General Partner


                                    By: /s/ Robert Bartholomew
                                        ----------------------------------------
                                    Its Managing Principal
                                        ----------------------------------------

                                   EXHIBIT A

                                  AMENDMENT TO
                          REGISTRATION RIGHTS AGREEMENT


                  This Amendment to the Registration Rights Agreement (this "Amendment") is entered into as of March 5, 2001, by and between CORRECTIONS CORPORATION OF AMERICA, a Maryland corporation, with its principal office located at 10 Burton Hills Boulevard, Nashville, Tennessee 37215 (the "Corporation"), and PMI MEZZANINE FUND, L.P., a Delaware limited partnership with its principal office at 610 Newport Center Drive, Newport Beach, California 92660 (the "Investor").

                                    RECITALS

                  WHEREAS, the Company and the Investor are parties to that certain Registration Rights Agreement, dated as of December 31, 1998 (the "Registration Rights Agreement");

                  WHEREAS, the parties hereto desire to amend the Registration Rights Agreement in accordance with the amendment provision of Section 14(a) thereof, as set forth herein.

                                    AGREEMENT

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Registration Rights Agreement as amended hereby.

                  2. Amendments to Registration Rights Agreement. The Registration Rights Agreement is hereby amended as follows:

                     (a) Section 2(a) is hereby amended and restated in its entirety to read as follows:

                  Shelf Registration. At any time and from time to time, if the Holder or Holders of the then Registrable Stock propose to dispose of at least twenty-five percent (25%) of the then Registrable Stock (such Holder or Holders being herein called the "Initiating Holders"), the Initiating Holders may request the Corporation in writing to effect such Registration, stating the number of shares of Registrable Stock to be disposed of by such Initiating Holders (which shall be not less than twenty-five percent (25%) of the then Registrable Stock). Any such Registration will be a registration of a delayed and continuous offering pursuant to Rule 415 under the Act (a "Shelf Registration"). Upon receipt of such request, the Corporation will give prompt written notice thereof to all other Holders whereupon such other Holders shall give written notice to the Corporation and the Initiating Holders within fifteen
(15) days after receipt of the Corporation's notice (the "Notice Period") if they propose to dispose of any shares of Registrable Stock pursuant to such Registration, stating the number of shares of Registrable Stock they propose to dispose of pursuant thereto, which number shall, subject to the provisions hereof, be allocated on a pro rata basis to any offerings and sales of Registrable Stock made pursuant to the Shelf Registration. Subject to Section 4(c), the Corporation will use its best efforts to effect promptly after the Notice

Period (but in any event within sixty (60) days following receipt of the request for Registration) the Registration under the Act of all the shares of Registrable Stock specified in the requests of the Initiating Holders and the requests of such other Holders, notice of which is respectively subject, however, to the limitations set forth in Section 4. The Corporation shall take all necessary actions, at its expense, to permit each offer and sale of Registrable Stock requested by the Initiating Holders (including the offer and sale of any shares of Registrable Stock of such other Holders) within three (3) Business Days of receipt of written request therefor, or as soon thereafter as is reasonably practicable and without unreasonable expense, prior to the expiration of the Shelf Registration as provided in Section 3(b).

                     (b) Section 2(b) is hereby amended and restated in its entirety to read as follows:

                  Demand Registration. At any time from time to time following the earlier of (i) the next date upon which the Corporation becomes eligible to file a registration statement on Form S-3, and (ii) December 5, 2002, Initiating Holders may make a written request for registration of their securities. After receipt of a written request (a "Demand Registration Request") from any Initiating Holder stating that such Initiating Holder desires and intends to have the Corporation register (a "Demand Registration") all or a portion of the Registrable Securities held by them under such circumstances, the Corporation shall give notice (the "Registration Notice") to all of the Holders within thirty (30) days of the Corporation's receipt of such registration request, and the Corporation shall cause to be included in such registration all Registrable Securities requested to be included therein by any such Holder within fifteen
(15) days after such Registration Notice is effective (subject to the provisions of Section 2(c) and the final sentence of this Section 2(b)). After such fifteen
(15)-day period, the Corporation shall file as promptly as practicable a registration statement and use its reasonable best efforts to cause such registration statement to become effective under the Act and remain effective for six (6) months or such shorter period as may be required if all such Registrable Securities covered by such registration statement are sold prior to the expiration of such six (6)-month period; provided, that, subject to the following sentence, the Corporation shall not be obligated to effect any Demand Registration pursuant to this Section 2(b) requested by the Initiating Holders after the Corporation has effected three (3) Demand Registrations requested by the Initiating Holders pursuant to this Section 2(b); provided, further, that to the extent that any Registrable Securities that are initially requested to be included by the Initiating Holder requesting the Demand Registration under this
Section 2 are not so included as a result of the provisions of the final sentence of Section 2(c), the Corporation shall continue to be obligated to effect three (3) Demand Registrations for such Initiating Holder pursuant to this Section 2(b). Upon the request of either the Initiating Holders or the Corporation, a Demand Registration shall be effected as a public offering underwritten by a nationally recognized underwriter selected in accordance with
Section 7 below.

                     (c) Section 2(c) is hereby added to read as follows:

                  In the event of an underwritten offering pursuant to this
Section 2, if the managing underwriter of such offering shall advise the Holders in writing that, in its opinion, the distribution of a specified portion of the securities requested to be included in the registration would be reasonably likely to materially adversely affect the distribution of all securities that are to be offered by increasing the aggregate amount of the offering in excess of the maximum amount of securities which such managing underwriter believes can reasonably be sold in the contemplated distribution within a price range acceptable to the Initiating Holders, then the securities to be included in the registration shall be limited to such number as can be sold within such price range and shall be allocated among all the Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Corporation owned by each Holder requesting inclusion therein. Notwithstanding the foregoing, the parties hereto acknowledge that the managing underwriter may determine, in its sole discretion, that all or certain shares of Common Stock or other securities requested to be included in a registration pursuant to Section 2 by one or more particular parties shall be excluded or limited in order to not adversely impact the offering and that this exclusion or limitation may or may not be consistent with the pro rata stipulations of the priority provisions above.

                     (d) Section 6(d) is hereby deleted in its entirety.

                  3. Governing Law. This Amendment shall be governed in all respects by and construed in accordance with the local laws of the State of Delaware and not the choice of law rules of such state. Any legal action or proceeding with respect to this Amendment may be brought in the courts of the State of Delaware or of the United States of America for the District of Delaware, and, by execution and delivery of this Amendment, each of the Corporation and the Investor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Corporation irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Corporation at its address set forth herein, such service to become effective thirty (30) days after such mailing.

                  4. Entire Amendment. This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except as expressly amended hereby, the Registration Rights Agreement shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Registration Rights Agreement, the terms and provisions of this Amendment shall control. This Amendment shall be deemed part of and is hereby incorporated into the Registration Rights Agreement.

                  5. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                  6. Amendments. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification shall have been agreed to by each of the parties and reduced to writing in its entirety and signed and delivered by each party.


                            [Signature page follows.]

                  IN WITNESS WHEREOF, the parties have caused this Amendment to the Registration Rights Agreement to be executed and delivered as of the date first written above.


                                  CORRECTIONS CORPORATION OF
                                  AMERICA, a Maryland corporation

                                  By:
                                     ------------------------------------------

                                  Its:
                                      -----------------------------------------

                                  PMI MEZZANINE FUND, L.P., a Delaware
                                  limited partnership

                                  By   Pacific Mezzanine Investors, LLC, a
                                       Delaware limited liability company, its
                                       General Partner


                                       By:
                                          -------------------------------------

                                       Its:
                                           ------------------------------------

                                  Address:

                                  610 Newport Center Drive, Suite 1100
                                  Newport Beach, California 92660
                                  Attention:  _________________________________
                                  Telefacsimile:  (949) 720-4222